FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 8, 2011

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 8, 2011, Telephone and Data Systems, Inc. (“TDS”) held a conference call and webcast discussing, in part, its results of operations for the period ended June 30, 2011 (“Earnings Call Discussion”).  Although the transcript of such call and related presentation relating to the Earnings Call Discussion are not required to be filed pursuant to the conditions  in paragraph (b) of Item 2.02 of Form 8-K, TDS is voluntarily filing the portion of the transcript that includes the Earnings Call Discussion and the related presentation materials in connection with the filing of the portions of the transcript relating to the Special Meeting Discussion, as defined in Item 8.01 below (collectively, the “Transcript”).  The Transcript is attached as Exhibit 99.1 hereto and the Earnings Call Discussion presentation is attached as Exhibit 99.3 hereto.

The information in this Item 2.02 of Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section.

Item 8.01. Other Events.

This Form 8-K is also being filed for the purpose of filing as an Exhibit the portions of the Transcript discussing certain proposed amendments to the TDS certificate of incorporation and related matters to be considered at a special meeting of shareholders (the “Special Meeting Discussion”).   A press release issued August 8, 2011 and related presentation materials relating to the Special Meeting Discussion were filed as Exhibits on a Form 8-K dated August 8, 2011, which was filed with the SEC prior to the call and webcast.  In addition, the slides referred to in such discussion are being filed as Exhibit 99.2 hereto for reference purposes.  The information in such slides was previously filed as part of the presentation materials attached as an Exhibit on the Form 8-K dated August 8, 2011 referred to earlier.  The portions of the Transcript relating to the Special Meeting Discussion and Exhibit 99.2 are being filed pursuant to Rule 14a-12 under the Exchange Act for use on and after August 9, 2011.

IMPORTANT INFORMATION: The foregoing information is not a solicitation of a proxy from any TDS shareholder.  This will be done only pursuant to a definitive proxy statement.  Additional information relating to the foregoing is included in TDS’ proxy materials that are being filed with the SEC and distributed to shareholders.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH MATERIALS IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders and other investors may access such materials without charge if and when they become available at the SEC’s web site (www.sec.gov) and on the TDS web site (www.teldta.com) in the Investor Relations section on the SEC filings page. In addition, shareholders may obtain free copies of the proxy materials if and when they become available by contacting TDS’ proxy solicitor, MacKenzie Partners at (800) 322-2885.

TDS and its executive officers and directors may be deemed to be participants in the solicitation of proxies from TDS shareholders on behalf of the TDS board of directors in connection with the foregoing.  Information concerning such participants and their respective direct or indirect interests in TDS by security holdings or otherwise is included in TDS’ preliminary proxy statement that was filed with the SEC on August 8, 2011 and will also be included in the definitive proxy statement relating to the foregoing when it is available.

Item 9.01. Exhibits.

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	August 9, 2011

By:	/s/ Kenneth R. Meyers
Kenneth R. Meyers
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

99.1	Transcript

99.2	Special Meeting Discussion Presentation

99.3	Earnings Call Discussion Presentation

99.4	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement